SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K/A


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                        November 1, 1999


           DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



    Colorado                  0-16203              84-1060803
    (State of               Commission         (I.R.S. Employer
  Incorporation)             File No.          Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                            80202
   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (303) 293-9133




          This report on Form 8-K/A amends and supplements a report on Form 8-K filed by Delta Petroleum Corporation ("Delta" or "the Company") on November 1, 1999 in connection with the acquisition of certain producing wells and associated acreage in New Mexico and Texas from Whiting Petroleum Corporation ("Whiting Properties").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBIT.

       (A) Audited Statement of Oil and Gas Revenue and Direct Lease Operating Expenses of the Whiting Properties for each of the years in the two year period ended June 30, 1999.

       (B) Condensed pro forma combined financial statements of Delta Petroleum Corporation at September 30, 1999 and for the three months then ended, and for the year ended June 30, 1999.

       (C)  Exhibit

          (23.1)    Consent of KPMG LLP

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                  (Registrant)

Date:  January 13, 2000            By:   s/Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.


                  INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
WHITING PETROLEUM CORPORATION

     We  have  audited the accompanying statement of oil and  gas revenue and direct lease operating expenses of oil and gas properties ("the Whiting Properties") of Whiting Petroleum Corporation ("Whiting") acquired by Delta Petroleum Corporation for each of the years in the two-year period ended June 30, 1999. This financial statement is the responsibility of Whiting's management. Our responsibility is to express an opinion on this financial statement based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenue and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenue and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying statement of oil and gas revenue and direct lease operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Full historical financial statements, including general and administrative expenses and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties.

      In our opinion, the statement of oil and gas revenue and direct lease operating expenses referred to above presents fairly, in all material respects, the oil and gas revenue and direct lease operating expenses of the Whiting Properties as described in Note 1 for each of the years in the two-year period ended June 30, 1999, in conformity with generally accepted accounting principles.

                                        KPMG LLP
                                        s/KPMG LLP

December 29,1999







                       WHITING PROPERTIES
                STATEMENT OF OIL AND GAS REVENUE
               AND DIRECT LEASE OPERATING EXPENSES

                                 Three months
                                    Ended
                                 September 30,    Years Ended June 30,
                                    1999            1999         1998
                                (Unaudited)
Operating Revenue:
   Sales of condensate             $ 47,689        124,083      165,555
   Sales of natural gas             207,243        648,583      675,536

Total Operating Revenue             254,932        772,621      841,091
Direct Lease Operating Expenses      66,339        250,373      221,593

Net Operating Revenue              $188,593        522,248      619,498

         See accompanying notes to financial statements.

            NOTES TO WHITING PROPERTIES STATEMENT OF
     OIL AND GAS REVENUE AND DIRECT LEASE OPERATING EXPENSES
       FOR EACH OF THE YEARS IN THE TWO-YEAR PERIOD ENDED
                          JUNE 30, 1999

1)   PURCHASE   OF   OIL  AND  GAS  PROPERTIES   AND   BASIS   OF
     PRESENTATIONS

      The accompanying financial statement presents the revenues and direct lease operating expenses of certain oil and gas properties of Whiting Petroleum Corporation (the "Whiting Properties") for each of the years in the two-year period ended June 30, 1999. The properties consist of working interests in oil and gas properties located in New Mexico and Texas. These properties are subject to an agreement whereby Delta Petroleum Corporation's purchase is effective July 1, 1999.

     The accompanying statement of oil and gas revenue and direct lease operating expenses of the Whiting Properties was prepared to comply with certain rules and regulations of the Securities and Exchange Commission. Full historical financial statements including general and administrative expenses and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties.

     Revenue in the accompanying statement of oil and gas revenue and direct lease operating expenses is recognized on the sales method.

      Direct lease operating expenses are recognized on the accrual basis and consist of all costs incurred in producing, marketing and distributing products produced by the property as well as production taxes and monthly administrative overhead costs.

2)   SUPPLEMENTAL   FINANCIAL  DATA  -OIL   AND   GAS   PRODUCING
     ACTIVITIES (UNAUDITED)

      The following unaudited information has been prepared in accordance with Statement of Financial Accounting Standards No.
69, DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (SFAS 69).

     A)   ESTIMATED PROVED OIL AND GAS RESERVES

             Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions; i.e., prices and costs as of the date the estimate is made. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

             An   estimate   of  proved  developed   future   net
       recoverable oil and gas reserves of the Whiting Properties and changes therein follows. Such estimates are inherently imprecise and may be subject to substantial revisions. Proved undeveloped reserves attributable to the Whiting Properties are not significant.


                                          Oil and      Natural
                                        Condensate       Gas
                                          (Bbls)         (Mcf)

       Balance at July 1, 1997           107,847       3,752,496
       Production                        (10,129)       (286,248)
       Effect of changes in prices
              and other                    1,190          71,163
       Balance at June 30, 1998           98,908       3,537,411
         Production                       (9,698)       (305,944)
         Effect of changes in
              prices and other             4,046         145,563
       Balance at June 30, 1999           93,256       3,377,030

           B)   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET
            CASH FLOWS

            The  standard measure of discounted future  net  cash
       flows   has  been  calculated  in  accordance   with   the
       provisions of SFAS No. 69.

             Future oil and gas sales and production and development costs have been estimated using prices and costs in effect at the end of the years indicated. Future income tax expenses have not been considered, as the properties are not a tax paying entity. Future general and administrative and interest expenses have also not been considered.

            Changes  in  the  demand for  oil  and  natural  gas,
       inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of the proved reserves. The standardized measure of discounted future net cash flows as of June 30, 1999 and 1998 is as follows:

                                                 1999        1998

        Future oil and gas sales             $9,911,271    8,635,254
        Future production and
              development costs              (4,176,027)  (3,999,310)

        Future net revenue                    5,735,244    4,635,944
        10% annual discount for estimated
          timing of cash flows               (2,622,202)  (2,047,660)

        Standardized measure of discounted
          Future net cash flows              $3,113,042    2,588,284

           No income taxes have been reflected due to available net operating loss carry forwards of Delta Petroleum
        Corporation.

     C)     CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED  FUTURE
            NET  CASH  FLOWS  RELATING  TO  PROVED  OIL  AND  GAS
            RESERVES

            An analysis of the changes in the total standardized measure of discounted future net cash flows during each of the last two years is as follows:

                                                1999        1998
          Beginning of year                  $2,588,284   2,526,799
          Changes resulting from:
            Sales of oil and gas, net of
               Production costs                (522,248)   (619,498)
            Changes in prices and other         788,178     428,303
            Accretion of discount               258,828     252,680
          End of year                        $3,113,042   2,588,284


                   DELTA PETROLEUM CORPORATION
        CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

        On November 1, 1999, Delta Petroleum Corporation ("Delta" or "the Company") purchased interests in 11 producing wells and associated acreage in New Mexico and Texas from Whiting Petroleum Corporation ("Whiting Properties") for a purchase price of approximately $2,880,000 financed through borrowings from an unrelated entity at an interest rate of 18% per annum.

        The following unaudited condensed pro forma combined balance sheet assumes that the acquisition of the Whiting Properties occurred on September 30, 1999 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to this transaction using the purchase method of accounting. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of the Company.

        The following unaudited condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 assumes the acquisition of the Whiting Properties occurred on July 1, 1998. No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transaction had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of the Company and the Statement of Oil and Gas Revenue and Direct Operating Expenses of the Whiting Properties included herein.


DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Balance Sheet
As of September 30, 1999

                                                             Pro Forma
                                              Delta         Adjustments         Pro Forma
                                            Historical        (Note B)             Delta


Current Assets:
  Cash                                     $    39,560                              39,560
  Trade accounts receivable                    257,171                             257,171
  Other current assets                          10,900                              10,900
      Total current assets                     307,631                -            307,631

Property and Equipment:
  Oil and gas properties, at cost,
           using the successful
           efforts method of accounting     10,861,712        2,880,000(1)      13,741,712
  Less accumulated depreciation
           and depletion                    (1,684,862)                         (1,684,862)
      Net property and equipment             9,176,850        2,880,000         12,056,850

Long term assets:
  Other long term assets                       257,338                             257,338
  Deposit on purchase of oil and
            gas properties                   3,919,800                           3,919,800
      Total long term assets                 4,177,138                -          4,177,138

                                           $13,661,619        2,880,000         16,541,619

Current  Liabilities:
  Accounts payable                         $   410,584                             410,584
  Other accrued liabilities                    208,964                             208,964
  Current portion of long-term debt            360,425        2,880,000(1)       3,240,425
      Total current liabilities                979,973        2,880,000          3,859,973

Long-term debt                               2,679,575                           2,679,575

Stockholders' Equity:
  Preferred stock, $.10 par value               -                                  -
  Common stock, $.01 par value                  66,539                              66,539
  Additional paid-in capital                30,190,800                          30,190,800
  Accumulated other comprehensive loss        (148,332)                           (148,332)
  Accumulated deficit                      (20,106,936)                        (20,106,936)                               0
      Total stockholders' equity            10,002,071                -         10,002,071

Commitments
                                           $13,661,619        2,880,000         16,541,619

 See accompanying notes to condensed pro forma combined financial statements.


DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Statement of Operations
Three Months Ended September 30, 1999

                                                                  Pro Forma
                                  Delta          Whiting        Adjustments     Pro Forma
                                Historical      Properties        (Note C)       Delta

Revenue:
  Oil and gas sales            $   116,540         254,932                        371,472
  Other revenue                    30,288               -                          30,288

    Total revenue                 146,828          254,932               -        401,760


Operating expenses:
  Lease operating expenses         39,147           66,339                        105,486
  Depreciation and depletion       34,634               -           64,224(1)      98,858
  Exploration expenses                415               -                             415
  Abandoned and impaired
          properties                1,114               -                           1,114
  General and administrative      380,083               -                         380,083
  Stock option expense            109,986               -                         109,986

    Total operating expenses      565,379           66,339           64,224       695,942

Loss from operations             (418,551)         188,593          (64,224)     (294,182)

Other income and expenses:
  Interest expense               (107,475)               -         (129,600)(2)  (237,075)
  Loss on sale of securities
       available for sale          (2,551)               -                         (2,551)

    Total other income
         and expenses            (110,026)               -         (129,600)     (239,626)

    Loss                      $  (528,577)         188,593         (193,824)     (533,808)


Basic and diluted loss
       per common share       $     (0.08)                                          (0.08)

Weighted average number
          of common
       shares outstanding       6,574,445                                        6,574,445


See accompanying notes to condensed pro forma combined financial statements.

DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Statement of Operations
Year Ended June 30, 1999

                                                                                             Pro Forma
                                  Delta         Whiting     Adjustments       Pro Forma
                                Historical     Properties     (Note C)          Delta

Revenue:
  Oil and gas sales            $   557,503     772,621                         1,330,124
  Gain on sale of oil
      and gas properties           957,147         -                             957,147
  Other revenue                    203,001         -                             203,001

    Total revenue                1,717,651     772,621            -            2,490,272

Operating expenses:
  Lease operating expenses         209,438     250,373                           459,811
  Depreciation and depletion       229,292         -             243,936(1)      473,228
  Exploration expenses              74,670         -                              74,670
  Abandoned and impaired
          properties               273,041         -                             273,041
  Dry hole costs                   226,084         -                             226,084
  General and administrative     1,506,683         -                           1,506,683
  Stock option expense           2,080,923         -                           2,080,923

    Total operating expenses     4,600,131     250,373          243,936        5,094,440

Loss from operations            (2,882,480)    522,248         (243,936)      (2,604,168)

Other income and expenses:
  Interest expense                 (19,726)        -           (518,400)(2)     (538,126)
  Loss on sale of securities
        available for sale         (96,553)        -                             (96,553)

    Total other income
          and expenses            (116,279)        -           (518,400)        (634,679)

    Loss                       $(2,998,759)    522,248         (762,336)      (3,238,847)


Basic and diluted loss per
      common share            $     (0.51)                                         (0.55)

Weighted average number
       of common
      shares outstanding        5,854,758                                      5,854,758


See accompanying notes to condensed pro forma combined financial statements.



              NOTES TO CONDENSED PRO FORMA COMBINED
       FINANCIAL STATEMENTS SEPTEMBER 30, 1999 (UNAUDITED)

     A)   BASIS OF PRESENTATION

          The accompanying unaudited condensed pro forma combined balance sheet assumes that acquisition of the Whiting Properties occurred on September 30, 1999 and reflects the historical consolidated balance sheet of Delta at that date giving pro forma effect to the transaction using the purchase method of accounting. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of Delta.

          The accompanying unaudited condensed pro forma combined statements of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 assume that the acquisition of the Whiting Properties occurred as of July 1, 1998. No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actual have been attained if the transactions had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of Delta and the Statement of Revenue and Direct Operating Expenses of the Whiting Properties included herein.

     B)   ACQUISITION OF WHITING PROPERTIES - BALANCE SHEET

          On November 1, 1999, the Company purchased interests in 11 producing wells and associated acreage in New Mexico and Texas from Whiting Petroleum Corporation for a purchase price of approximately $2,880,000 financed through borrowings from an unrelated entity at an interest rate of 18% per annum.

           The accompanying historical balance sheet of Delta at September 30, 1999 has been adjusted to record the purchase price of the Whiting Properties as follows:

          (1) To record the assets acquired relating to the Whiting Properties and the related short term financing.

     C)   ACQUISITION OF WHITING PROPERTIES - STATEMENT OF
          OPERATIONS

          The accompanying condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 have been adjusted to include the historical revenue and direct lease operating expenses of the Whiting Properties prior to the acquisition. In addition, the following adjustments have been made to the accompanying condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999:

           (1) To adjust depletion expense to reflect the pro forma combined depletion rate giving effect to the acquisition of the Whiting properties.

           (2) To record interest expense for interest associated with the debt incurred in connection with the Whiting Properties. Assumed interest rate is 18%. A one-eighth change in interest rate would have a $3,600 annual impact on interest expense.

           (3) No income tax efforts of the proforma adjustment have been reflected due to Delta's net operating loss carry forward position.



                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan    of    Acquisition,   Reorganization,    Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other  Documents  or Statements to Security  Holders.    Not
     applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22)  Published  Report Regarding Matters Submitted  to  Vote  of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.
     23.1 Consent of KPMG LLP

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits. Not Applicable.